Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment No. 2 to Credit Agreement (this “Amendment”) is dated as of July 15, 2022 and effective as of April 1, 2022 (such effective date, the “Amendment No. 2 Effective Date”) by and among ARGO GROUP INTERNATIONAL HOLDINGS, LTD, a company organized under the laws of Bermuda, ARGO GROUP US, INC., a Delaware corporation, ARGO INTERNATIONAL HOLDINGS LIMITED, a corporation organized under the laws of the United Kingdom, and ARGO UNDERWRITING AGENCY LIMITED, a corporation organized under the laws of the United Kingdom (each a “Borrower” and collectively, the “Borrowers”), JPMORGAN CHASE BANK, N. A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto.

RECITALS

A.       The Borrowers, the Administrative Agent and the Lenders are party to that certain Credit Agreement dated as of November 2, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

B.       The Administrative Agent, the Borrower and the undersigned Lenders (constituting Required Lenders) wish to amend the Credit Agreement on, and subject to, the terms and conditions set forth herein.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1.       Amendment to Credit Agreement. Upon the Amendment No. 2 Effective Date, the definition of “Tangible Net Worth” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Tangible Net Worth” means, with respect to the Parent, an amount equal to (a) the Parent’s total shareholder’s equity determined in accordance with GAAP, minus (b) the aggregate book value of the intangible assets, including goodwill, all determined on a consolidated basis in accordance with GAAP; provided, however, that any accumulated other comprehensive income (loss) shown on a consolidated balance sheet of the Parent and its Subsidiaries shall be excluded.

2.       Representations and Warranties of the Borrowers. Each Borrower represents and warrants that:

(a)       the execution, delivery and performance by the Borrowers of this Amendment are within the Borrowers’ corporate powers and have been duly authorized by all necessary corporate action and, if required, stockholder action and this Amendment has been duly executed and delivered by the Borrowers and constitutes a legal, valid and binding obligation of each Borrower enforceable against the Borrowers in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)       each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Credit Document for purposes thereof) is true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) on and as of the date of hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect shall be true and correct in all respects) as of such earlier date); and

(c)       immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

3.       Effective Date. This Amendment shall become effective as of the Amendment No. 2 Effective Date upon which each of the following conditions precedent shall be satisfied or waived by the Lenders:

(a)       the Administrative Agent (or its counsel) shall have received from each Borrower and the Required Lenders, either (x) a counterpart of this Amendment signed on behalf of such party or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include delivery of a signed signature page of this Amendment by facsimile or other means of electronic transmission (e.g., “pdf”)) that such party has signed a counterpart of this Amendment; and

(b)       at the time of and immediately after effectiveness of this Amendment, no Default or Event of Default shall have occurred and be continuing.

4.       Reference to and Effect Upon the Credit Agreement.

(a)       Except as specifically amended or waived above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(b)       The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(c)       This Amendment shall be deemed a “Credit Document” for all purposes under the Credit Agreement and the other Credit Documents.

5.       Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.03 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

6.       Reaffirmation. Each of the Borrowers party hereto as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Borrower grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Borrower granted liens on or security interests in any of its property pursuant to any such Credit Document as security for or otherwise guaranteed the Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grant of security interests and Liens and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations as amended hereby.

7.       Governing Law; Jury Waiver; Etc. This Amendment shall be construed in accordance with and governed by the law of the State of New York. Sections 9.09 and 9.10 of the Credit Amendment are hereby incorporated herein by reference, mutatis mutandis.

8.       Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

9.       Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

BORROWERS:

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

By	/s/ Scott Kirk
Name: Scott Kirk
Title: Chief Financial Officer

ARGO GROUP US, INC.

By	/s/ Kyle Struble
Name: Kyle Struble
Title: Chief Financial Officer

ARGO INTERNATIONAL HOLDINGS LIMITED

By	/s/ Darren Argyle
Name: Darren Argyle
Title: Director

ARGO UNDERWRITING AGENCY LIMITED

By	/s/ Darren Argyle
Name: Darren Argyle
Title: Director

[Signature Page to Amendment No. 2]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By	/s/ Danielle D. Babine
Name: Danielle D. Babine
Title: Executive Director

[Signature Page to Amendment No. 2]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By	/s/ Glenn Schuermann
Name: Glenn Schuermann
Title: Vice President

[Signature Page to Amendment No. 2]

HSBC Bank USA, N.A., as a Lender

By	/s/ Teresa Pereyra
Name: Teresa Pereyra
Title: Financial Institutions Group, Insurance

[Signature Page to Amendment No. 2]

FROST BANK, as a Lender

By	/s/ Michael Adam Palmer
Name: Michael Adam Palmer
Title: EVP

[Signature Page to Amendment No. 2]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Jennifer L. Shafer
Name: Jennifer L. Shafer
Title: Vice President

[Signature Page to Amendment No. 2]

BARCLAYS BANK PLC, as a Lender

By	/s/ Andrew Asmodeo
Name: Andrew Asmodeo
Title: Director – FIG, Corporate Bank

[Signature Page to Amendment No. 2]

Bank of America, N.A., as a Lender

By	/s/ Chris Choi
Name: Chris Choi
Title: Managing Director

[Signature Page to Amendment No. 2]

WELLS FARGO BANK, N.A., as a Lender

By	/s/ Jason Hafener
Name: Jason Hafener
Title: Managing Director

[Signature Page to Amendment No. 2]